UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2021

FAST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39462	85-1338207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Old Branchville Rd.

Ridgefield, CT 06877

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 956-1969

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FST.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FST	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FST WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 25, 2021, Golden Nugget, LLC, a subsidiary of Fertitta Entertainment Inc. (“FEI”), issued a press release announcing its financial results for the second quarter ended June 30, 2021 and first half of 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference hereby.

FAST Acquisition Corp. (the “Company”) is furnishing the information in this Item 7.01 and Exhibit 99.1 in connection with its previously announced business combination (the Business Combination”) with FEI.

The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company’s wholly owned subsidiary, FAST Merger Corp., has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with its solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of FAST Merger Corp. to be issued in the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and, when available, the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Merger Agreement, the Company and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: FAST Acquisition Corp., 109 Old Branchville Rd. Ridgefield, CT 06877, Attention: Sandy Beall, Chief Executive Officer.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement and is available free of charge from the sources indicated above.

FEI and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and FEI’s actual results may differ from their expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and FEI’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and FEI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the risk that the Business Combination or the proposed transaction (the “DraftKings Transaction”) between DraftKings Inc. (“DraftKings”) and Golden Nugget Online Gaming, Inc. (“GNOG”) disrupts FEI’s current plans and operations; (2) the ability to recognize the anticipated benefits of the Business Combination or the DraftKings Transaction, which may be affected by, among other things, competition, the ability of FEI to grow and manage growth profitably and retain its key employees; (3) costs related to the Business Combination or the DraftKings Transaction; (4) changes in applicable laws or regulations; (5) the possibility that FEI or the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the definitive agreement relating to the DraftKings Transaction; (7) the outcome of any legal proceedings that may be instituted against FEI or the Company following the announcement of the Merger Agreement or the definitive agreement relating to the DraftKings Transaction; (8) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company, obtain certain regulatory approvals, including from certain gaming regulatory authorities, or satisfy other conditions to closing in the Merger Agreement; (9) the inability to complete the DraftKings Transaction, including due to failure to obtain approval of the stockholders of GNOG, obtain certain regulatory approvals, including from certain gaming regulatory authorities, or satisfy other conditions to closing in the definitive agreement relating to the DraftKings Transaction; (10) the impact of COVID-19 on FEI’s business and/or the ability of the parties to complete the Business Combination; (11) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the stock exchange following the Business Combination; (12) DraftKings’ failure to complete the DraftKings Transaction with GNOG; or (13) other risks and uncertainties indicated from time to time in the Registration Statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K, which speak only as of the date made. Neither the Company nor FEI undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2021	FAST ACQUISITION CORP.

	By:	/s/ Sandy Beall
		Name:	Sandy Beall
		Title:	Chief Executive Officer

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